UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Aerie Pharmaceuticals, Inc. (the “Company”) is reporting the departure of Brian Levy, Chief Medical Officer, effective July 7, 2015. In connection with his departure, Dr. Levy has entered into the separation and release agreement which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference. The Company thanks Dr. Levy for his years of service and contributions to Aerie, and wishes him the best as he spends more time with his family.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation and Release Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: July 9, 2015	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Separation and Release Agreement